Supplement, dated March 2, 2000, to the Prospectus, dated March 1, 2000, of Seligman Global Fund Series, Inc. (the "Series")
                                on behalf of its
                     Seligman Global Smaller Companies Fund


Effective March 2, 2000, the following supersedes and replaces the information contained in the first paragraph set forth on page 23 of the Series' Prospectus under the caption "Global Smaller Companies Fund."

The Global Smaller Companies Fund is co-managed by Seligman's Small Company Team and HIML's International Team. The Seligman Small Company Team is headed by Mr. Mark J. Cunneen. Mr. Cunneen joined Seligman on March 1, 2000 as a Managing Director. Prior to joining Seligman, Mr. Cunneen had been Senior Vice President
- Head of Small Cap Group at Alliance Capital Management since January 1999. Prior thereto, he was with Chancellor Capital Management and its successor firms as Managing Director and Head of the Small Cap Group from March 1997 to January 1999, and as a portfolio manager in the Small Cap Group from December 1992 to March 1997. (Chancellor Capital Management was acquired by LGT Asset Management in October 1996, which was acquired by Invesco in May 1998.) Mr. Cunneen also manages Seligman Frontier Fund, Inc.; and he manages the Seligman Frontier Portfolio and co-manages the Seligman Global Smaller Companies Portfolio, two portfolios of Seligman Portfolios, Inc.



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